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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  April 9, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-19557                 36-3777824
----------------------------       -----------------        -------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



            550 Business Center Drive, Mount Prospect, Illinois 60056
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
                         -------------------------------
                         (Registrant's telephone number)



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ITEM 5.    OTHER EVENTS.

     On April 9, 2001, Salton, Inc. announced its preliminary third quarter estimates. Salton, Inc. also announced its intention to issue $150 million of Senior Subordinated Notes. The full text of Salton, Inc.'s April 9, 2001 press releases are attached hereto as Exhibit 99.1 and 99.2 hereto and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Exhibits

           99.1     Press Release issued by Salton, Inc. dated April 9, 2001.

           99.2     Press Release issued by Salton, Inc. dated April 9, 2001.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SALTON, INC.


                                         /s/ WILLIAM B. RUE
                                         ----------------------------------
                                             William B. Rue
Dated:  April 9, 2001                    President and Chief Operating Officer



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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                           DESCRIPTION
     -------                         -----------

      99.1       Press Release issued by Salton, Inc. dated April 9, 2001.

      99.2       Press Release issued by Salton, Inc. dated April 9, 2001.



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